                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 14, 2002


                              LANDAIR CORPORATION
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             (Exact name of registrant as specified in its charter)


         Tennessee                     000-24615                  62-1743549
----------------------------    ----------------------      -------------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)

            430 Airport Road
          Greeneville, Tennessee                                       37745
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(Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (423) 783-1300


                                 Not Applicable
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         (Former name or former address, if changed since last report)


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Item 7.  Financial Statements, Pro Forma Information and Exhibits.

(a)      Not applicable.

(b)      Not Applicable.

(c)      Exhibits:

         (99.1)   Certification by Scott M. Niswonger pursuant to 18 U.S.C.
                  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         (99.2)   Certification of Andrew J. Mantey pursuant to 18 U.S.C.
                  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9.  Regulation FD Disclosure

On August 14, 2002, our Chief Executive Officer and Chief Financial Officer submitted to the Securities and Exchange Commission certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002. These statements are filed as Exhibits 99.1 and
99.2


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LANDAIR CORPORATION


Date: August 14, 2002               By:  /s/ Andrew J. Mantey
                                       ----------------------------------------
                                       Andrew J. Mantey
                                       Chief Financial Officer,
                                       Senior Vice President and Treasurer


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                                 EXHIBIT INDEX

 No.                                     Exhibit
----     ----------------------------------------------------------------------
99.1     Certification by Scott M. Niswonger pursuant to 18 U.S.C. Section
         1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of
         2002

99.2 Certification of Andrew J. Mantey pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002